UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2025

NETCAPITAL INC.

(Exact name of registrant as specified in charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2025, Netcapital Inc., a Utah corporation (the “Company”) entered into a Horizon Software Agreement (the “Agreement’) with Horizon Globex GmbH, a company incorporated in Switzerland (“Horizon”) pursuant to which Horizon granted the Company a royalty free, paid-up, non-exclusive, perpetual, irrevocable, unrestricted license to use the Licensed Software (as defined in the Agreement) with the Company’s branding and image, in the United States to provide capital-raising and secondary trading services to its clients in consideration for the issuance of 500,0000 shares (the “Horizon Shares”) of the Company’s common stock, par value $0.001 per share to Horizon or its affiliate. The Agreement may be terminated by either party upon a default in the performance of any material obligation under the Agreement is not cured within 30-days after receipt of such notice. In addition, the Agreement may be terminated immediately by either party in the event the other party files or has filed against it any petition for relief under any bankruptcy statute or similar statute of any jurisdiction, or an order for relief in any bankruptcy or reorganization proceeding is entered against the other party and such order remains undischarged for a period of sixty (60) days; or a receiver is appointed for the other Party; or the other party is dissolved or liquidated, or ceases to carry on its business, or makes an assignment for the benefit of its creditors.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information in Item 1.01 above is incorporated by reference into this Item 3.02. The Horizon Shares will be issued pursuant to the exemption from registration provided by Section 4(a)(2) and/or 3(a)(9) of the Securities Act of 1933, as amended. The Company did not receive any proceeds for the issuance of such Horizon Shares.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1 104	Horizon Software Agreement Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Netcapital Inc. (Registrant)

	By:	/s/ Martin Kay
	Name:	Martin Kay
	Title:	Chief Executive Officer
Dated June 30, 2025

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